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                                                                    EXHIBIT 10.1


                            HARKEN ENERGY CORPORATION

                       WAIVER OF CHANGE IN CONTROL PAYMENT

     Reference is made to that certain Amended and Restated Agreement regarding Compensation In the Event of a Change In Control, dated as of the 2nd day of April, 2001 (the "Agreement"), by and between HARKEN ENERGY CORPORATION, a Delaware corporation (the "Company"), and MIKEL D. FAULKNER, an individual ("Executive"). Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

     WHEREAS, pursuant to Section 9(b) of the Agreement, the Agreement may be amended, changed, supplemented, waived or otherwise modified by a written agreement signed by the Company and Executive.

     WHEREAS, the Company proposes to (i) conduct a standby underwritten rights offering and issue such number of shares of common stock upon exercise of subscription rights to accomplish the rights offering up to a maximum of 95,238,096 shares, and (ii) effect the transactions described in the definitive proxy statement as filed with the Securities and Exchange Commission in December 2002 (such actions collectively referred to as the "Proposed Transactions").

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

Waiver

     1. Pursuant to Section 1 of the Agreement, Executive was granted the right to receive a Change of Control Payment in the event a Change of Control event occurs and Executive is at that date in the current employ of the Company. Executive, by his signature below, hereby waives his right to receive a Change of Control Payment, if any such right would exist, with respect to (i) the Proposed Transactions and any events occurring as a direct result of the Proposed Transactions, and (ii) any transactions consummated prior to the date hereof.

Entire Agreement

     2. This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

Governing Law

     3. This agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

Counterparts

     4. This agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This agreement shall not be effective as to any party hereto until such time as this agreement or a counterpart thereof has been executed and delivered by each party hereto.



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Severability

     5. Whenever possible, each provision or portion of any provision of this agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, then such invalidity, illegality or unenforceability will not affect any other provision of portion of any provision in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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     IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed on December 10, 2002.

                                    EXECUTIVE

                                    /s/ Mikel D. Faulkner
                                    ------------------------------------------
                                    Name: Mikel D. Faulkner

                                    HARKEN ENERGY CORPORATION

                                    By:   /s/ Anna M. Williams
                                          ------------------------------------
                                    Name:  Anna M. William
                                           -----------------------------------
                                    Its: Executive Vice President and CFO
                                         -------------------------------------

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